MERIDIAN FUND, INC.®

MERIDIAN SMALL CAP GROWTH FUND

CLASS A SHARES: MSGAX; CLASS C SHARES: MSGCX; INVESTOR CLASS SHARES: MISGX

(each, a “Fund” and collectively, the “Funds”)

Supplement dated January 29, 2024

to the Funds’ Prospectus and Summary Prospectus

dated October 31, 2023

Small Cap Growth Fund

The Average Annual Total Returns Table for the Small Cap Growth Fund is deleted in its entirety and replaced with the following:

Average Annual Total Returns

(For the year ended December 31, 2022)

MERIDIAN SMALL CAP GROWTH FUND Investor Class Shares (12/16/13)	1 Year	5 Year	Life of Class
Return Before Taxes	(24.79)%	4.41%	8.83%
Return After Taxes on Distributions	(27.06)%	1.18%	6.59%
Return After Taxes on Distributions and Sale of Fund Shares1	(13.08)%	3.23%	6.88%
Class A Shares (12/16/13) Return Before Taxes	(29.25)%	2.92%	7.84%
Class C Shares (07/01/15) Return Before Taxes	(25.53)%	3.41%	5.60%
Russell 2000® Growth Index (reflects no deductions for fees, expenses or taxes)	(26.36)%	3.51%	6.43%

1

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE